                         DIRECTORS ACCEPTANCE AND APPROVAL OF
                                      PROSPECTUS


    I am one of the Directors of TrueTraks, Inc. I have read the Prospectus (Disclosure Document) of this offering and agree with all of the contents of said Prospectus. I, furthermore, know of no emissions or deletions. I have no knowledge of any lawsuits, or liabilities that pertains to this Company.

    I, also agree to the filing of this Prospectus (Disclosure Document) with the Securities and Exchange Commission and in the States of Texas, Colorado, New Mexico and Georgia.


DATED:    9-29 , 1997        SIGNATURE:     /s/ Garry Oglesbee
     ---------                         -----------------------------------
                                            Garry Oglesbee
                                            President, CEO, Chairman of
                                            the Board.
                             ADDRESS: Garry Oglesbee
                                      1408 Kit Carson Drive
                                      Gallup, New Mexico  87301
                             PHONE: (505)  722-2855

                         DIRECTORS ACCEPTANCE AND APPROVAL OF
                                      PROSPECTUS



    I am one of the Directors of TrueTraks, Inc. I have read the Prospectus (Disclosure Document) of this offering and agree with all of the contents of said Prospectus. I, furthermore, know of no emissions or deletions. I have no knowledge of any lawsuits, or liabilities that pertains to this Company.

    I, also agree to the filing of this Prospectus (Disclosure Document) with the Securities and Exchange Commission and in the States of Texas, Colorado, New Mexico and Georgia.


DATED:    9-29 , 1997        SIGNATURE:     /s/ Jack Wiles
     ---------                         -----------------------------------
                                            Jack Wiles
                                            Director
                             ADDRESS: Jack Wiles
                                      12940 Basswood Lane
                                      Beaumont, Texas  77713
                             PHONE: (316)  838-4878

                         DIRECTORS ACCEPTANCE AND APPROVAL OF
                                      PROSPECTUS


    I am one of the Directors of TrueTraks, Inc. I have read the Prospectus (Disclosure Document) of this offering and agree with all of the contents of said Prospectus. I, furthermore, know of no emissions or deletions. I have no knowledge of any lawsuits, or liabilities that pertains to this Company.

    I, also agree to the filing of this Prospectus (Disclosure Document) with the Securities and Exchange Commission and in the States of Texas, Colorado, New Mexico and Georgia.


DATED:    9-29 , 1997        SIGNATURE:     /s/ Lilly Beter
     ---------                         -----------------------------------
                                            Lilly Beter
                                            Vice-Chairperson, Director
                             ADDRESS: Lilly Beter
                                      5707 Hwy. 7
                                      St. Louis Park, MN.  55416
                             PHONE: (612)  920-2693

                         DIRECTORS ACCEPTANCE AND APPROVAL OF
                                      PROSPECTUS


    I am one of the Directors of TrueTraks, Inc. I have read the Prospectus (Disclosure Document) of this offering and agree with all of the contents of said Prospectus. I, furthermore, know of no emissions or deletions. I have no knowledge of any lawsuits, or liabilities that pertains to this Company.

    I, also agree to the filing of this Prospectus (Disclosure Document) with the Securities and Exchange Commission and in the States of Texas, Colorado, New Mexico and Georgia.


DATED:    9-29 , 1997        SIGNATURE:     /s/ Lonnie Eidson
     ---------                         -----------------------------------
                                            Lonnie Eidson
                                            Director
                             ADDRESS: Lonnie Eidson
                                      4570 Valancius Way
                                      Lake Montezuma, AZ.  86342
                             PHONE: (520)  567-7225

                         DIRECTORS ACCEPTANCE AND APPROVAL OF
                                      PROSPECTUS


    I am one of the Directors of TrueTraks, Inc. I have read the Prospectus (Disclosure Document) of this offering and agree with all of the contents of said Prospectus. I, furthermore, know of no emissions or deletions. I have no knowledge of any lawsuits, or liabilities that pertains to this Company.

    I, also agree to the filing of this Prospectus (Disclosure Document) with the Securities and Exchange Commission and in the States of Texas, Colorado, New Mexico and Georgia.


DATED:    9-29 , 1997        SIGNATURE:     /s/ Leonard Mitchell
     ---------                         -----------------------------------
                                            Leonard Mitchell
                                            Vice President of Transportation,
                                            COO, CFO (Acting), Director
                             ADDRESS: Leonard Mitchell
                                      15029 Sundance
                                      Wichita, KS.  67230
                             PHONE: (316)  733-6905

                         DIRECTORS ACCEPTANCE AND APPROVAL OF
                                      PROSPECTUS


    I am one of the Directors of TrueTraks, Inc. I have read the Prospectus (Disclosure Document) of this offering and agree with all of the contents of said Prospectus. I, furthermore, know of no emissions or deletions. I have no knowledge of any lawsuits, or liabilities that pertains to this Company.

    I, also agree to the filing of this Prospectus (Disclosure Document) with the Securities and Exchange Commission and in the States of Texas, Colorado, New Mexico and Georgia.


DATED:    9-29 , 1997        SIGNATURE:     /s/ Michael Chappue
     ---------                         -----------------------------------
                                            Michael Chappue
                                            Director
                             ADDRESS: Michael Chappue
                                      49545 Hopi Dr.
                                      Parker, AZ.  85344
                             PHONE: (520)  667-3078

                         DIRECTORS ACCEPTANCE AND APPROVAL OF
                                      PROSPECTUS


    I am one of the Directors of TrueTraks, Inc. I have read the Prospectus (Disclosure Document) of this offering and agree with all of the contents of said Prospectus. I, furthermore, know of no emissions or deletions. I have no knowledge of any lawsuits, or liabilities that pertains to this Company.

    I, also agree to the filing of this Prospectus (Disclosure Document) with the Securities and Exchange Commission and in the States of Texas, Colorado, New Mexico and Georgia.


DATED:    9-29 , 1997        SIGNATURE:     /s/ William Muth
     ---------                         -----------------------------------
                                            William Muth
                                            Secretary, Director
                             ADDRESS: William Muth
                                      4 N 608 High Meadow Park
                                      St. Charles, IL.  60174
                             PHONE: (630)  443-0057